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                                                       Deutsche Asset Management


Cash Reserves Fund - Institutional Class

Supplement dated June 25, 2002 to Prospectus dated April 30, 2002.

The following replaces the `Important Information About Buying and Selling Shares' section in the Fund's prospectus:

o You may buy and sell shares of a fund through authorized service agents as well as directly from the Service Center. The same terms and conditions apply. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

o You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

o If we receive your purchase order before 4:00 p.m. Eastern time (or earlier, if the Fund closes early) you will receive the dividends declared that day. If we receive it after 4:00 p.m. Eastern time, you will not.

o    You will not receive dividends declared on the day you sell your shares.

o After we or your service agent receive your order, we buy or sell your shares at the next price calculated on a day the Fund is open for business.

o We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. We do not accept cash, starter or third-party checks or checks issued by credit card companies or internet based companies.

o The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day.

o We reserve the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

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o    We remit proceeds from the sale of shares in US dollars.

o    We do not issue share certificates.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

o During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares; or 4) in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the previous three circumstances.

o We will not accept purchase and sale orders on any day the New York Stock Exchange is closed.

o Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a semi-annual and annual report on your fund's overall performance, its current holdings and its investing strategies.

               Please Retain This Supplement for Future Reference

BT Institutional Funds
SUPP1687(06/02)
CUSIP: 055924872


                                                         A Member of the
                                                         Deutsche Bank Group [/]

                                       2

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                                                       Deutsche Asset Management

BT Institutional Funds
Cash Reserves Fund - Institutional

Supplement dated June 25, 2002 to the Fund's Statement of Additional Information dated April 30, 2002.

The following paragraph replaces the first paragraph under the heading 'Redemption of Shares' in the Fund's Statements of Additional Information:

Shareholders may redeem shares at the NAV per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m., Eastern time or earlier should the NYSE close earlier) on each Valuation Day will be redeemed at the NAV per share as of 4:00 p.m. (Eastern time) or after the close of the NYSE and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption.

The following paragraph replaces the fifth paragraph under the heading 'Redemption of Shares' in the Fund's Statement of Additional Information:

The Fund may suspend the right of redemption or postpone the date of payment for its shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. In addition, the Fund may delay payment of redemption in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Portfolio may not delay payment more than seven days except under the circumstances in the previous sentence.

The following paragraph replaces the sixth paragraph under the heading 'Net Asset Value' in the Fund's Statement of Additional Information:

The rule also provides that the extent of any deviation between the value of the Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; or valuing the Portfolio's assets by using available market quotations.

               Please Retain This Supplement for Future Reference

SUPPBTSAI (6/02)
CUSIP: 055924872


                                                         A Member of the
                                                         Deutsche Bank Group [/]